UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2013 Annual Report to Shareholders

DWS Enhanced Commodity Strategy Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
12 Performance Summary
14 Consolidated Investment Portfolio
27 Consolidated Statement of Assets and Liabilities
29 Consolidated Statement of Operations
30 Consolidated Statement of Changes in Net Assets
31 Consolidated Financial Highlights
36 Notes to Consolidated Financial Statements
53 Report of Independent Registered Public Accounting Firm
54 Information About Your Fund's Expenses
55 Tax Information
56 Summary of Management Fee Evaluation by Independent Fee Consultant
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. Accordingly, U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Strategy

The fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity), such as commodity-linked swap contracts, commodity-linked structured notes, options and futures contracts, to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties, such as gas, heating oil, industrial, precious metals, livestock or agricultural products. With respect to the fund's fixed-income investments, portfolio management seeks to construct a diversified, balanced portfolio of U.S. and non-U.S. fixed-income securities in the government, government agency and corporate sectors. Management normally targets a dollar-weighted average portfolio duration of three years or less. Please see the fund's prospectus for a complete description of the commodity-linked, derivative and other securities in which the fund invests, including a variety of fixed-income securities.

Overall, the commodity markets suffered poor performance during the past 12 months ended June 30, 2013 — as measured by the -8.09% return of the fund's benchmark, the Dow Jones-UBS Commodity Index — due largely to the weak outlook for the global economy. During the same time period, the Class A shares of the fund returned -6.14%, outperforming both the benchmark and the -7.44% average return of the funds in its Morningstar category, Commodities Broad Basket Funds.

While economic growth in the United States appears to be on track for growth of 2% to 2.5% in 2013, the rest of the world remains in the doldrums. China, in particular, has been a source of concern as growth estimates have ticked down below 7% — a far cry from the rapid, double-digit growth of the prior decade. Economic growth in Europe and key emerging markets such as Brazil also continues to come in below expectations. Together, these factors weighed on the outlook for commodity demand, pressuring prices across the market. While oil finished the year in positive territory, industrial metals, gold and agricultural commodities all finished in the red.

Longer term, the Class A shares' three-year average annual total return of 1.52% compares favorably with the -0.34% return of the benchmark in the same interval. By some indications, the fund has been able to achieve this outperformance with a lower level of risk than the market as a whole. According to Morningstar, the fund has experienced annualized volatility of 14.1% during the past three years, which compares with volatility of 17.3% for the benchmark.

Fund Performance

The fund gains exposure to commodities using commodity-linked swaps and futures. The remaining portion of the portfolio is invested in a fixed-income strategy. The fund has employed this approach since March 31, 2010. The fund's approach consists of a tactical element, a relative value strategy and a "roll enhancement" strategy. During the past year, the roll enhancement strategy made the largest positive contribution to performance. While the relative value and momentum strategies both detracted from performance, this was offset somewhat by opportunistic hedging trades.

Tactical strategy: This strategy allows us to shift the fund's effective weighting to the broader commodity market from a low of 50% to a high of 100%. Quantitative momentum models determine the investment level of the portfolio. When the momentum trend in the market is stable or rising, we may maintain or increase the fund's overall exposure to commodities. When the momentum trend in the market is negative and falling, we may reduce the fund's overall exposure to commodities.
Roll enhancement strategy: Commodity investing entails purchasing a contract to buy or sell a specific commodity on a specific date. Since the fund does not want to take physical delivery of the underlying commodity contracts, we "roll" the contracts (i.e., sell one contract and purchase another) on a regular basis. Our roll enhancement strategy seeks to roll into contracts that maximize the fund's return potential.

The roll enhancement strategy helped performance in the past 12 months. During the first half of the annual period and into the first calendar quarter, most of the fund's commodity exposure was in longer-dated contracts, which, as a group, experienced less price volatility than their short-dated counterparts. In the final three months of the period, we emphasized front-month contracts, which generally outperformed later-month contracts. This positioning added to fund performance. We believe this illustrates the value of being able to invest anywhere on the commodity "curve" rather than being compelled to invest only in certain contracts, as is the case with index funds.

The tactical strategy lagged due to our positioning in the third calendar quarter of 2012. During that time, the fund held an underweight in commodities and failed to participate fully in the rally as a result. We subsequently closed this gap, largely due to our positioning in the final three months of the period. We maintained a low exposure to commodities throughout the second quarter, with an average weighting of about 55%. By keeping the fund's market exposure on the low end of the range, we were able to cushion the impact of the downdraft in commodity prices. However, the positive contribution from this positioning was not enough to offset the earlier shortfall.

Relative value strategy: Our relative value strategy actively overweights and underweights each of the most liquid commodities depending on how "cheap" or "expensive" each commodity appears from a quantitative perspective. This portion of our strategy is based on the principle that over time, commodity prices tend to "mean revert." If the short-term, one-year moving average price of a commodity is above its long-term, five-year moving average price, we may underweight the commodity; if the short-term moving average price is below the long-term moving average price, we may overweight the commodity.

The relative value strategy detracted slightly due to our overweight positioning in aluminum during the early part of the period. On a net basis, all other elements of the relative value strategy had a neutral impact on relative performance.

The fund's fixed-income portfolio generated slightly negative returns on the year. During the year, we pursued a conservative strategy that emphasized higher-quality bonds with below-average interest rate sensitivity. This helped cushion the impact of the bond market's weak performance in the annual period, particularly its sharp correction during the second quarter of 2013.

"We continue to seek to add value through a disciplined, active approach with an emphasis on risk management."

From time to time, we take opportunistic positions that are driven by specific market events. Last summer, for instance, extreme weather conditions prompted us to maintain full exposure to agricultural commodities even as our momentum model dictated that we should reduce exposure to the commodity market as a whole. As a result, the fund performed better than our model would indicate. This, along with other positions established at various points throughout the year, made a positive contribution to performance.

Outlook and Fund Positioning

We continue to hold a positive long-term outlook on commodities due to the favorable supply-and-demand dynamics created by the growing world population. In addition, we believe the world economy is positioned to pick up steam as the second half of 2013 progresses, which should provide a boost to commodity prices in the intermediate term. However, we also anticipate that the concerns about U.S. Federal Reserve Board (the Fed) policy and China's growth rate will lead to continued volatility across the financial markets in the coming months.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Theresa M. Gusman, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

• Head of Commodities: New York.

• Lead Portfolio Manager for Commodities Strategies: New York.

• Lead Portfolio Manager for DWS Commodity Securities Fund and DWS Global Commodities Stock Fund, Inc. (2004-2010).

• Joined Deutsche Asset & Wealth Management in 1995, previously serving as Head of the Developed International Investment Team and Portfolio Manager for International Institutional Accounts; Head of Equity Investments; and analyst/portfolio manager, after 12 years of experience as research analyst for Arnhold & S. Bleichroeder and Salomon Brothers.

• BA from State University of New York at Stony Brook.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 19 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Analyst for Mortgage Backed Securities: New York.

• Joined Deutsche Asset & Wealth Management in 2010 with over 2 years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

• MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A swap is an exchange of cash flows that are dependent on the price of an underlying commodity.

A structured note is a hybrid security whose return typically tracks the performance of an underlying debt obligation and a derivative that is embedded within it. The characteristics of the underlying debt obligation and derivative embedded within it adjust the securities risk/return profile.

Options are financial derivatives that offer the right, but not the obligation, to buy or sell a security or financial asset at an agreed-upon price and during a certain period of time or on a specific date.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Duration is a measure of a fund's sensitivity to interest-rate changes; the longer a fund's duration, the more sensitive it is to changes in interest rates.

The unmanaged Dow Jones UBS Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Commodities Broad Basket Funds category consists of funds that invest in a diversified basket of commodity goods including but not limited to grains, minerals, metals, livestock, cotton, oils, sugar, coffee and cocoa. These funds may invest directly in physical assets or commodity-linked derivative instruments, such as commodity swap agreements.

Overweight means the fund holds a higher weighting in a given sector, security, or commodity than the benchmark. Underweight means the fund holds a lower weighting.

Mean reversion is a theory that prices and returns eventually move back toward the mean, or average.

Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Performance Summary June 30, 2013 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/13
Unadjusted for Sales Charge	-6.14%	-11.42%	0.87%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-11.54%	-12.46%	0.16%
Dow Jones UBS Commodity Index†	-8.09%	-11.79%	-2.74%
Class B	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/13
Unadjusted for Sales Charge	-7.09%	-12.15%	0.06%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-9.84%	-12.20%	0.06%
Dow Jones UBS Commodity Index†	-8.09%	-11.79%	-2.74%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/13
Unadjusted for Sales Charge	-6.68%	-12.07%	0.12%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-6.68%	-12.07%	0.12%
Dow Jones UBS Commodity Index†	-8.09%	-11.79%	-2.74%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/13
No Sales Charges	-5.92%	-11.25%	1.05%
Dow Jones UBS Commodity Index†	-8.09%	-11.79%	-2.74%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 6/30/13
No Sales Charges	-5.78%	-11.12%	1.17%
Dow Jones UBS Commodity Index†	-8.09%	-11.79%	-2.74%

On April 1, 2010, the Fund adopted its current name and the Fund's investment style changed to an actively managed direct-commodity strategy.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2012 are 1.51%, 2.34%, 2.26%, 1.32% and 1.16% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. The performance shown for the index is for the time period of February 28, 2005 through June 30, 2013, which is based on the performance period of the life of the Fund.

† The unmanaged Dow Jones UBS Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
6/30/13	$2.99	$2.74	$2.75	$3.02	$3.03
6/30/12	$3.25	$2.99	$2.99	$3.28	$3.29
Distribution Information as of 6/30/13
Twelve Months: Income Dividends	$.01	$.00	$.01	$.01	$.02
Return of Capital	$.06	$.04	$.04	$.06	$.06

Consolidated Investment Portfolio

as of June 30, 2013
	Principal Amount ($)	Value ($)

Corporate Bonds 29.9%
Consumer Discretionary 3.3%
Amazon.com, Inc., 1.2%, 11/29/2017	2,490,000	2,408,163
Carnival Corp., 1.875%, 12/15/2017	1,690,000	1,632,405
Daimler Finance North America LLC, 144A, 0.886%*, 3/28/2014	5,000,000	5,014,460
DIRECTV Holdings LLC, 2.4%, 3/15/2017	2,000,000	2,009,666
Kia Motors Corp., 144A, 3.625%, 6/14/2016	1,400,000	1,451,569
NBCUniversal Media LLC, 3.65%, 4/30/2015	2,000,000	2,101,474
News America, Inc., 7.6%, 10/11/2015	2,000,000	2,276,684
Nissan Motor Acceptance Corp., 144A, 1.8%, 3/15/2018	1,240,000	1,207,279
RCI Banque SA, 144A, 2.148%*, 4/11/2014	5,330,000	5,341,028
Time Warner Cable, Inc., 5.85%, 5/1/2017	2,500,000	2,754,520
		26,197,248
Consumer Staples 0.5%
ConAgra Foods, Inc., 2.1%, 3/15/2018	475,000	470,519
Safeway, Inc., 3.4%, 12/1/2016	2,000,000	2,084,842
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018	1,500,000	1,473,150
		4,028,511
Energy 1.7%
Energy Transfer Partners LP, 6.0%, 7/1/2013	3,000,000	3,000,000
KazMunaiGaz National Co. JSC, 144A, 11.75%, 1/23/2015	3,000,000	3,397,500
Kinder Morgan Energy Partners LP, 3.5%, 3/1/2016	1,700,000	1,791,344
Transocean, Inc.:
2.5%, 10/15/2017	1,500,000	1,482,362
4.95%, 11/15/2015	3,060,000	3,282,128
		12,953,334
Financials 16.9%
Akbank TAS, 144A, 3.875%, 10/24/2017	300,000	289,875
American Express Credit Corp., Series D, 5.125%, 8/25/2014	3,000,000	3,144,234
American International Group, Inc., 3.65%, 1/15/2014	4,000,000	4,057,796
Asian Development Bank, 1.125%, 3/15/2017	2,000,000	2,012,600
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015	3,335,000	3,346,332
Banco Bradesco SA, 144A, 2.374%*, 5/16/2014	3,000,000	3,027,912
Banco del Estado de Chile, 2.03%, 4/2/2015	2,500,000	2,551,110
Banco do Brasil SA, 3.875%, 1/23/2017	2,000,000	2,032,000
Banco Santander Brasil SA, 144A, 4.625%, 2/13/2017	2,000,000	2,030,000
Bank of England Euro Note, 144A, 0.5%, 3/6/2015	3,000,000	3,003,990
Bank of India, 144A, 3.625%, 9/21/2018	2,000,000	1,876,800
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017	5,660,000	5,783,388
Barclays Bank PLC, 144A, 2.5%, 9/21/2015	3,245,000	3,359,243
BB&T Corp., 0.976%*, 4/28/2014	3,000,000	3,011,520
BBVA U.S. Senior SAU, 4.664%, 10/9/2015	3,160,000	3,255,189
BNP Paribas SA, 2.375%, 9/14/2017	1,475,000	1,460,250
Capital One Financial Corp., 1.427%*, 7/15/2014	2,000,000	2,016,860
Citigroup, Inc., 2.65%, 3/2/2015	2,275,000	2,319,237
Commonwealth Bank of Australia, 144A, 1.524%*, 3/31/2017	6,000,000	6,021,822
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.7%, 3/19/2018	1,865,000	1,812,332
Credit Agricole SA, 144A, 2.125%, 4/17/2018	3,000,000	2,914,290
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015	3,000,000	3,135,000
Ford Motor Credit Co., LLC, 3.984%, 6/15/2016	4,000,000	4,190,520
General Electric Capital Corp., 0.472%*, 6/20/2016	5,000,000	4,935,610
Glencore Funding LLC, 144A, 2.5%, 1/15/2019	1,660,000	1,501,817
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016	1,898,000	1,990,171
Hyundai Capital America, 144A, 3.75%, 4/6/2016	3,000,000	3,112,740
Intesa Sanpaolo SpA, 3.875%, 1/16/2018	1,790,000	1,718,778
Jefferies Group LLC, 5.125%, 4/13/2018	2,500,000	2,612,505
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015	1,050,000	1,088,136
Metropolitan Life Global Funding I, 144A, 5.2%, 9/18/2013	3,000,000	3,030,789
Morgan Stanley, 3.8%, 4/29/2016	2,500,000	2,600,153
Nomura Holdings, Inc., 2.0%, 9/13/2016	2,220,000	2,195,227
Principal Life Income Funding Trust, 0.455%*, 11/8/2013	3,000,000	3,000,939
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,030,000	1,009,753
Royal Bank of Canada, 1.2%, 9/19/2017	3,270,000	3,190,408
Royal Bank of Scotland PLC, 144A, 1.805%*, 3/11/2014	6,000,000	6,022,053
Santander U.S. Debt SA, 144A, 2.991%, 10/7/2013	2,000,000	2,011,404
Skandinaviska Enskilda Banken AB, 144A, 1.75%, 3/19/2018	1,745,000	1,697,013
SLM Corp., 3.875%, 9/10/2015	900,000	909,048
Societe Generale SA, 144A, 1.328%*, 4/11/2014	3,300,000	3,315,998
Swedbank AB, 144A, 1.75%, 3/12/2018	2,500,000	2,429,000
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	3,000,000	3,004,203
Turkiye Garanti Bankasi AS, 144A, 4.0%, 9/13/2017	3,000,000	2,925,000
Turkiye Vakiflar Bankasi Tao, 144A, 5.75%, 4/24/2017	2,000,000	2,074,000
UBS AG, 144A, 2.25%, 3/30/2017	3,335,000	3,446,069
Westpac Banking Corp., 144A, 1.375%, 7/17/2015	4,920,000	4,978,548
Yapi ve Kredi Bankasi AS, 144A, 6.75%, 2/8/2017	2,500,000	2,618,750
		134,070,412
Health Care 0.8%
AbbVie, Inc., 144A, 1.75%, 11/6/2017	3,390,000	3,321,241
Actavis, Inc., 1.875%, 10/1/2017	750,000	731,145
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	1,885,000	1,871,483
Mallinckrodt International Finance SA, 144A, 3.5%, 4/15/2018	430,000	425,079
		6,348,948
Industrials 0.6%
Ingersoll-Rand Global Holding Co., Ltd.:
144A, 2.875%, 1/15/2019	500,000	493,239
9.5%, 4/15/2014	3,342,000	3,566,803
Total System Services, Inc., 2.375%, 6/1/2018	840,000	813,831
		4,873,873
Information Technology 0.8%
Arrow Electronics, Inc., 3.0%, 3/1/2018	3,000,000	2,995,686
Xerox Corp., 6.4%, 3/15/2016	3,000,000	3,339,765
		6,335,451
Materials 2.6%
Airgas, Inc., 2.95%, 6/15/2016	1,830,000	1,903,359
Anglo American Capital PLC:
144A, 2.625%, 9/27/2017	2,180,000	2,125,393
144A, 9.375%, 4/8/2014	2,000,000	2,120,060
ArcelorMittal, 4.25%, 3/1/2016	3,000,000	3,015,000
Barrick Gold Corp., 144A, 2.5%, 5/1/2018	570,000	511,509
CF Industries, Inc., 6.875%, 5/1/2018	2,000,000	2,351,438
Freeport-McMoRan Copper & Gold, Inc., 144A, 2.375%, 3/15/2018	1,455,000	1,383,816
Goldcorp, Inc., 2.125%, 3/15/2018	1,490,000	1,426,721
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018	1,720,000	1,671,432
Teck Resources Ltd., 2.5%, 2/1/2018	1,760,000	1,710,636
Xstrata Finance Canada Ltd., 144A, 2.7%, 10/25/2017	2,400,000	2,327,474
		20,546,838
Telecommunication Services 0.9%
CC Holdings GS V LLC, 2.381%, 12/15/2017	1,000,000	984,115
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016	3,530,000	3,710,281
Telecom Italia Capital SA, 6.175%, 6/18/2014	1,300,000	1,345,497
Telefonica Emisiones SAU, 3.192%, 4/27/2018	1,340,000	1,297,935
		7,337,828
Utilities 1.8%
Abu Dhabi National Energy Co., 144A, 6.165%, 10/25/2017	2,500,000	2,800,000
FirstEnergy Corp., Series A, 2.75%, 3/15/2018	2,400,000	2,336,489
PPL Energy Supply LLC, 5.4%, 8/15/2014	4,450,000	4,672,860
Sempra Energy, 1.033%*, 3/15/2014	4,500,000	4,514,787
		14,324,136
Total Corporate Bonds (Cost $236,891,985)		237,016,579

Mortgage-Backed Securities Pass-Throughs 4.3%
Federal National Mortgage Association, 3.0%, with various maturities from 5/1/2027 until 6/1/2027 (Cost $35,062,311)	33,219,786	34,242,213

Asset-Backed 2.3%
Automobile Receivables 1.6%
AmeriCredit Automobile Receivables Trust:
"C", Series 2011-1, 2.85%, 8/8/2016	3,000,000	3,063,435
"D", Series 2011-2, 4.0%, 5/8/2017	1,280,000	1,329,508
Carmax Auto Owner Trust, "A2", Series 2012-3, 0.43%, 9/15/2015	6,616,565	6,610,471
Santander Drive Auto Receivables Trust, "A2", Series 2012-5, 0.57%, 12/15/2015	1,893,713	1,893,439
		12,896,853
Credit Card Receivables 0.3%
Citibank Omni Master Trust, "A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	2,105,000	2,213,479
Home Equity Loans 0.4%
PennyMac Loan Trust, "A", Series 2012-NPL1, 144A, 3.422%, 5/28/2052	2,950,774	2,911,174
Total Asset-Backed (Cost $18,206,643)		18,021,506

Commercial Mortgage-Backed Securities 5.8%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.857%*, 7/10/2044	3,125,000	3,233,481
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, "E", Series 2012-CLRN, 144A, 3.393%*, 8/15/2029	2,000,000	2,012,420
Banc of America Merrill Lynch Commercial Mortgage, Inc., "B", Series 2005-2, 5.112%*, 7/10/2043	5,000,000	5,252,290
BNP Paribas Home Loan Covered Bonds SA, 144A, 2.2%, 11/2/2015	4,000,000	4,102,400
Commercial Mortgage Pass-Through Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	17,126	17,127
Commercial Mortgage Trust, "A1", Series 2012-CR2, 0.824%, 8/15/2045	2,122,965	2,111,317
Credit Agricole Home Loan SFH, 144A, 1.026%*, 7/21/2014	5,000,000	5,017,770
Credit Suisse First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039	4,348,910	4,472,371
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037	3,000,000	3,048,405
"B", Series 2005-C5, 5.1%, 8/15/2038	1,500,000	1,572,491
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-TF2A , 144A, 0.373%*, 4/15/2022	1,629,455	1,611,280
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.193%*, 3/15/2018	880,000	884,576
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042	2,800,000	2,953,406
"AM", Series 2005-LDP4, 4.999%, 10/15/2042	3,630,000	3,843,506
"AM", Series 2006-CB16, 5.593%, 5/12/2045	1,000,000	1,077,743
"F", Series 2003-ML1A, 144A, 5.894%*, 3/12/2039	731,141	731,427
Wachovia Bank Commercial Mortgage Trust, "B", Series 2005-C17, 5.287%, 3/15/2042	2,000,000	2,105,766
WF-RBS Commercial Mortgage Trust, "A1", Series 2012-C8, 0.864%, 8/15/2045	1,984,452	1,966,872
Total Commercial Mortgage-Backed Securities (Cost $45,658,234)		46,014,648

Collateralized Mortgage Obligations 0.6%
Citigroup Commercial Mortgage Trust, "D", Series 2013-SMP, 3.008%, 1/12/2018	2,000,000	1,911,312
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.443%*, 8/28/2047	2,565,330	2,553,985
Federal National Mortgage Association, "FB", Series 1996-44, 1.019%*, 9/25/2023	197,092	199,556
Total Collateralized Mortgage Obligations (Cost $4,773,517)		4,664,853

Government & Agency Obligations 23.6%
Other Government Related (a) 2.2%
Japan Finance Corp., 2.25%, 7/13/2016	5,000,000	5,203,560
Korea Development Bank, 4.0%, 9/9/2016	3,000,000	3,175,308
Network Rail Infrastructure Finance PLC, 144A, 0.875%, 1/20/2015	4,100,000	4,125,432
Petrobras International Finance Co., 3.875%, 1/27/2016	2,710,000	2,788,118
Svensk Exportkredit AB, 2.125%, 7/13/2016	2,000,000	2,065,000
		17,357,418
Sovereign Bonds 1.2%
Export Development Canada, 1.5%, 5/15/2014	3,200,000	3,233,066
Province of British Columbia, Canada, 1.2%, 4/25/2017	2,855,000	2,873,052
Republic of Croatia, REG S, 144A, 6.25%, 4/27/2017	1,000,000	1,048,410
Republic of Indonesia, 144A, 10.375%, 5/4/2014	2,000,000	2,131,000
		9,285,528
U.S. Government Sponsored Agencies 3.7%
Federal Home Loan Mortgage Corp.:
0.5%, 4/17/2015	10,000,000	10,018,976
1.0%, 9/29/2017	10,000,000	9,820,389
Federal National Mortgage Association, 0.5%, 9/28/2015	10,000,000	9,957,829
		29,797,194
U.S. Treasury Obligations 16.5%
U.S. Treasury Notes:
0.25%, 3/31/2015	11,000,000	10,987,966
0.25%, 5/15/2015	20,000,000	19,967,180
0.25%, 7/15/2015	5,000,000	4,986,330
0.25%, 10/15/2015	15,000,000	14,933,205
0.25%, 5/15/2016	20,000,000	19,787,500
0.5%, 6/15/2016	20,000,000	19,915,620
0.625%, 5/31/2017	10,000,000	9,840,620
0.75%, 6/15/2014 (b)	20,000,000	20,105,460
0.75%, 3/31/2018	585,000	569,415
0.875%, 12/31/2016	10,000,000	9,993,750
		131,087,046
Total Government & Agency Obligations (Cost $187,669,627)		187,527,186

Loan Participations and Assignments 8.9%
Senior Loans* 7.0%
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019	994,987	987,107
Alliance Laundry Systems LLC, Term Loan, 4.5%, 12/7/2018	491,139	493,902
AmWINS Group, Inc., Term Loan, 5.0%, 9/6/2019	995,000	1,000,393
Asurion LLC, Term Loan B1, 4.5%, 5/24/2019	748,747	743,318
Avaya, Inc., Term Loan B3, 4.773%, 10/26/2017	1,627,938	1,431,104
Bellisio Foods, Inc., Term Loan, 7.0%, 12/15/2017	450,741	448,487
Bombardier Recreational Products, Inc., Term Loan B, 4.0%, 1/30/2019	754,286	754,836
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	951,530	961,045
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017	987,513	1,002,325
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/2017	867,565	869,300
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018	500,000	501,250
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	396,025	397,263
Chrysler Group LLC, Term Loan B, 6.0%, 5/24/2017	982,500	987,722
Clearwater Seafoods LP, Term Loan B, 6.75%, 6/6/2018	470,123	474,824
Collective Brands Finance, Inc., Term Loan, 7.25%, 10/9/2019	1,992,506	2,022,394
Corporate Executive Board Co., Term Loan B, 5.0%, 7/2/2019	498,750	500,309
CPG International, Inc., Term Loan, 5.75%, 9/18/2019	992,500	998,455
CPI International, Inc., Term Loan B, 5.0%, 2/13/2017	480,583	481,184
Crossmark Holdings, Inc., Term Loan, 4.5%, 12/20/2019	497,500	497,085
Cumulus Media Holdings, Inc., First Lien Term Loan, 4.5%, 9/17/2018	1,387,526	1,392,438
Duff & Phelps Investment Management Co., Term Loan B, 4.5%, 4/23/2020	500,000	501,875
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016	496,186	495,722
Entercom Radio LLC, Term Loan B, 5.0%, 11/23/2018	451,748	456,943
Equipower Resources Holdings LLC, First Lien Term Loan, 5.5%, 12/21/2018	500,000	498,125
Essential Power LLC, Term Loan B, 4.5%, 8/8/2019	825,761	826,108
Exopack LLC, Term Loan, 5.0%, 5/31/2017	1,228,125	1,224,293
Fairway Group Acquisition Co., Term Loan, 6.75%, 8/17/2018	995,006	996,877
First Data Corp., Term Loan, 4.193%, 9/24/2018	1,000,000	976,460
Focus Brands, Inc., Term Loan, 4.25%, 2/21/2018	430,985	430,987
Genesys Telecom Holdings U.S., Inc., Term Loan B, 4.0%, 2/7/2020	349,125	348,254
Getty Images, Inc., Term Loan B, 4.75%, 10/18/2019	1,246,867	1,234,916
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020	443,548	442,717
Hostess Brands, Inc., Term Loan, 6.75%, 3/6/2020	500,000	510,417
Hyland Software, Inc., First Lien Term Loan, 5.5%, 10/25/2019	497,500	500,142
Ineos U.S. Finance LLC, 6 year Term Loan, 4.0%, 5/4/2018	741,421	727,638
ION Media Networks, Inc., Term Loan B, 7.25%, 7/31/2018	898,750	907,737
Istar Financial, Inc., Term Loan, 4.5%, 10/16/2017	877,502	878,595
J.C. Penney Corp., Inc., First Lien Term Loan, 6.0%, 5/21/2018	750,000	752,407
La Frontera Generation LLC, Term Loan, 4.5%, 9/30/2020	1,000,000	994,380
Landry's, Inc., Term Loan B, 4.75%, 4/24/2018	500,000	502,293
Language Line LLC, Second Lien Term Loan, 10.5%, 12/20/2016	400,000	395,666
LSP Madison Funding LLC, Term Loan, 5.5%, 6/28/2019	276,902	279,324
Mohegan Tribal Gaming Authority, Term Loan B, 9.0%, 3/31/2016	500,000	515,000
Neiman Marcus Group, Inc., Term Loan, 4.0%, 5/16/2018	1,000,000	998,385
Nexeo Solutions LLC, Term Loan, 5.0%, 9/17/2017	247,503	244,795
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019	493,750	485,109
North American Breweries, Inc., Term Loan B, 7.5%, 12/11/2018	497,500	499,366
NPC International, Inc., Term Loan B, 4.5%, 12/28/2018	490,833	493,697
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	495,913	496,843
Nuveen Investments, Inc., Term Loan, 4.195%, 5/13/2017	500,000	497,345
Oberthur Technologies Holding SAS, Term Loan B, 6.252%, 3/30/2019	990,000	985,872
Oceania Cruises, Inc., Term Loan B, 5.0%, 4/27/2015	2,000,000	1,990,000
Orbitz Worldwide, Inc., Term Loan B, 4.5%, 9/20/2017	666,667	671,667
Otter Products LLC, Term Loan B, 5.25%, 4/29/2019	500,000	501,875
Ozburn-Hessey Holding Co., LLC, Term Loan, 6.75%, 5/20/2019	750,000	746,955
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	997,442	998,694
Remy International, Inc., Term Loan B, 4.25%, 3/5/2020	475,906	476,501
Rexnord LLC, Term Loan B, 3.75%, 4/2/2018	416,911	417,745
RP Crown Parent LLC, First Lien Term Loan, 6.75%, 12/21/2018	500,000	503,125
Sabre, Inc., Term Loan B, 5.25%, 2/19/2019	487,162	490,916
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018	1,000,000	1,000,000
Saxon Energy Services, Inc., Term Loan B, 5.5%, 1/22/2019	498,750	501,244
Scientific Games International, Inc., Term Loan B, 4.25%, 5/22/2020	750,000	740,941
Sophia LP, Term Loan B, 4.5%, 7/19/2018	482,199	484,007
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020	750,000	754,219
STG-Fairway Acquisitions, Term Loan B, 6.25%, 2/28/2019	997,500	995,006
SurveyMonkey.com, LLC, Term Loan B, 5.5%, 2/5/2019	498,750	500,620
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/2018	518,929	522,499
Texas Competitive Electric Holdings Co., LLC, Term Loan, 4.695%, 10/10/2017	779,144	545,744
Topaz Power Holdings LLC, Term Loan, 5.25%, 2/26/2020	746,250	747,369
Toys 'R' Us-Delaware, Inc., Term Loan B2, 5.25%, 5/25/2018	475,847	458,895
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018	992,500	993,741
TriNet Group, Inc., Term Loan B, 6.5%, 10/24/2018	498,748	499,372
Tube City IMS Corp., Term Loan, 4.75%, 3/20/2019	246,884	247,656
U.S. Foods, Inc., Term Loan, 4.5%, 3/29/2019	490,000	485,958
UPC Financing Partnership, Term Loan, 3.25%, 6/30/2021	1,000,000	996,720
WASH Multifamily Laundry Systems LLC, Term Loan, 5.25%, 2/21/2019	1,000,000	1,006,250
Waste Industries U.S.A., Inc., Term Loan B, 4.0%, 3/17/2017	248,750	249,267
		55,570,015
Sovereign Loans 1.9%
Gazprom OAO, 144A, 4.95%, 5/23/2016	2,000,000	2,076,660
Rosneft Oil Co., 144A, 3.149%, 3/6/2017	2,000,000	1,970,000
Russian Agricultural Bank OJSC, 144A, 9.0%, 6/11/2014	3,000,000	3,184,050
Sberbank of Russia, 144A, 4.95%, 2/7/2017	3,000,000	3,103,500
Uralkali OJSC, 144A, 3.723%, 4/30/2018	2,000,000	1,922,500
VTB Bank OJSC, 144A, 6.465%, 3/4/2015	3,000,000	3,155,100
		15,411,810
Total Loan Participations and Assignments (Cost $71,030,445)		70,981,825

Municipal Bonds and Notes 0.8%
Florida, State Board of Public Education, Capital Outlay 2011, Series A, 5.0%, 6/1/2015	860,000	933,521
Illinois, State General Obligation, 4.0%, 7/1/2015	1,725,000	1,816,408
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series A, 5.0%, 12/15/2016	2,000,000	2,256,980
Series A, 5.5%, 12/15/2015, INS: AMBAC	925,000	1,028,323
Total Municipal Bonds and Notes (Cost $6,071,602)		6,035,232

Short-Term U.S. Treasury Obligations 21.9%
U.S. Treasury Bills:
0.1%**, 9/5/2013 (c)	12,293,000	12,292,545
0.105%**, 3/6/2014	40,000,000	39,971,067
0.127%**, 4/3/2014 (d)	20,000,000	19,983,140
0.13%**, 12/12/2013 (d)	20,000,000	19,994,080
0.15%**, 6/26/2014	30,000,000	29,956,050
0.17%**, 11/14/2013 (d)	52,000,000	51,987,208
Total Short-Term U.S. Treasury Obligations (Cost $174,153,777)		174,184,090

	Shares	Value ($)

Cash Equivalents 5.4%
Central Cash Management Fund, 0.07% (e)	38,148,293	38,148,293
DWS Variable NAV Money Fund, 0.23% (e)	500,091	5,001,407
Total Cash Equivalents (Cost $43,149,700)		43,149,700

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $822,667,841)†	103.5	821,837,832
Other Assets and Liabilities, Net	(3.5)	(27,939,147)
Net Assets	100.0	793,898,685

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $822,667,850. At June 30, 2013, net unrealized depreciation for all securities based on tax cost was $830,018. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,343,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,173,628.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) At June 30, 2013, this security has been pledged, in whole or in part, as collateral for open interest rate swap contracts.

(c) At June 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At June 30, 2013, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMBAC: Ambac Financial Group, Inc.

INS: Insured

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At June 30, 2013, the Fund had an unfunded loan commitment of $1,000,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Entravision Communications Corp., Term Loan, 5/29/2020	1,000,000	989,165	(10,835)

At June 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Aluminum Futures	USD	7/17/2013	200	8,686,250	(722,800)
Copper Futures	USD	7/17/2013	50	8,423,126	(464,452)
Copper Futures	USD	9/3/2013	50	8,437,188	(759,838)
Light Sweet Crude Oil Futures	USD	11/20/2014	100	8,822,000	(320,420)
Soybean Meal Futures	USD	12/13/2013	500	18,700,000	(635,598)
Sugar Futures	USD	9/30/2013	900	17,055,360	(38,070)
Total unrealized depreciation					(2,941,178)

At June 30, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Aluminum Futures	USD	7/17/2013	200	8,686,250	792,200
Aluminum Futures	USD	9/3/2013	200	8,808,100	791,925
Copper Futures	USD	7/17/2013	50	8,423,126	809,769
Light Sweet Crude Oil Futures	USD	11/20/2013	100	9,438,000	293,380
Total unrealized appreciation					2,687,274

At June 30, 2013, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	1	3/15/2016	23,600	(37,439)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	2	3/15/2016	14,450	(37,439)
Total Call Options					38,050	(74,878)
Put Options Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	2	3/15/2016	14,450	(1,773)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	2,000,000	1	3/15/2016	5,100	(1,773)
Total Put Options					19,550	(3,546)
Total					57,600	(78,424)

(f) Unrealized depreciation on written options on interest rate swap contracts at June 30, 2013 was $20,824.

At June 30, 2013, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (g)
Long Positions
7/15/2013	17,217,000	3	0.14%	Barclays Aluminum Subindex	(811,923)
7/15/2013	2,140,500	3	0.14%	Barclays Brent Crude Subindex	(78,006)
7/15/2013	86,696,000	3	0.48%	Barclays-Commodity Strategy 1500 Index	(4,118,964)
7/15/2013	39,007,000	3	0.57%	Barclays-Commodity Strategy 1610 Index	191,406
7/15/2013	81,915,000	1	0.2%	BNP Paribas 03 Alpha Index	(53,279)
7/15/2013	128,573,500	4	0.23%	Citi Cubes Dow Jones-UBS Weighted Index	(1,813,951)
7/15/2013	25,140,600	5	0.13%	Dow Jones-UBS Commodity Index	(1,140,722)
7/15/2013	38,715,000	6	0.12%	Dow Jones-UBS Commodity Index	(1,756,462)
7/15/2013	78,391,000	7	0.1%	Dow Jones-UBS Commodity Index	(3,555,074)
7/15/2013	11,944,000	1	0.12%	Dow Jones-UBS Commodity Index	(541,888)
7/15/2013	20,158,000	8	0.12%	Dow Jones-UBS Commodity Index	(914,235)
7/15/2013	28,035,000	9	0.3%	Dow Jones-UBS Commodity Index 2-4-6 Month Forward Blend	(1,270,096)
7/15/2013	50,281,000	10	0.43%	Goldman Dow Jones-UBS Commodity Excess Return E177 Strategy Index	(2,262,163)
7/15/2013	39,007,000	7	0.65%	JPMorgan Seasonal Commodity Spread Index	128,151
7/15/2013	47,034,750	8	0.45%	Merrill Lynch Backwardation Momentum Long Only Excess Return Index	(2,321,082)
7/15/2013	20,478,675	8	0.44%	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	(3,018)
7/15/2013	20,478,675	8	0.39%	Merrill Lynch Commodity Index eXtra LDA Long/Short Index	517
7/15/2013	42,082,000	9	0.055%	UBS Custom Commodity Index	124,902
Short Positions
7/15/2013	3,001,500	3	0.06%	Barclays Corn Subindex	128,530
7/15/2013	2,307,000	3	0.06%	Barclays Gold Subindex	272,433
7/15/2013	4,069,500	3	0.06%	Barclays Heating Oil Subindex	144,851
7/15/2013	4,570,000	3	0.06%	Barclays Milling Wheat Subindex	57,528
1/14/2014	20,875,001	7	0.15%	Dow Jones-UBS Soybean Meal Subindex	(949,745)
Total net unrealized depreciation					(20,542,290)

(g) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At June 30, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
4/14/2014 4/12/2016	100,000,000	10	Fixed — 0.57%	Floating — LIBOR	639,480	—	639,480
4/14/2014 4/12/2016	100,000,000	3	Fixed — 0.57%	Floating — LIBOR	639,480	(4,635)	644,115
4/14/2014 4/12/2019	30,000,000	2	Fixed — 1.315%	Floating — LIBOR	1,058,286	30,249	1,028,037
4/14/2014 4/12/2019	30,000,000	4	Fixed — 1.315%	Floating — LIBOR	1,058,286	(27,560)	1,085,846
Total unrealized appreciation							3,397,478

Counterparties:

1 BNP Paribas

2 Nomura International PLC

3 Barclays Bank PLC

4 Citigroup, Inc.

5 Canadian Imperial Bank of Commerce

6 Macquarie Bank Ltd.

7 JPMorgan Chase Securities, Inc.

8 Bank of America

9 UBS AG

10 The Goldman Sachs & Co.

LIBOR: London Interbank Offered Rate

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts, interest rate swap contracts and written option contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (h)
Corporate Bonds	$—	$237,016,579	$—	$237,016,579
Mortgage-Backed Securities Pass-Throughs	—	34,242,213	—	34,242,213
Asset-Backed	—	18,021,506	—	18,021,506
Commercial Mortgage-Backed Securities	—	46,014,648	—	46,014,648
Collateralized Mortgage Obligations	—	4,664,853	—	4,664,853
Government & Agency Obligations	—	187,527,186	—	187,527,186
Loan Participations and Assignments	—	70,981,825	—	70,981,825
Municipal Bonds and Notes	—	6,035,232	—	6,035,232
Short-Term U.S. Treasury Obligations	—	174,184,090	—	174,184,090
Short-Term Investments	43,149,700	—	—	43,149,700
Derivatives (i)
Futures Contracts	2,687,274	—	—	2,687,274
Commodity-Linked Swap Contracts	—	1,048,318	—	1,048,318
Interest Rate Swap Contracts	—	3,397,478	—	3,397,478
Total	$45,836,974	$783,133,928	$—	$828,970,902
Liabilities
Unfunded Loan Commitment	$—	$(10,835)	$—	$(10,835)
Derivatives (i)
Written Options	—	(78,424)	—	(78,424)
Futures Contracts	(2,941,178)	—	—	(2,941,178)
Commodity-Linked Swap Contracts	—	(21,590,608)	—	(21,590,608)
Total	$(2,941,178)	$(21,679,867)	$—	$(24,621,045)

There have been no transfers between fair value measurement levels during the year ended June 30, 2013.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts, commodity-linked swap contracts and interest rate swap contracts; and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of June 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $779,518,141)	$778,688,132
Investment in affiliated DWS Funds (cost $43,149,700)	43,149,700
Total investments in securities, at value (cost $822,667,841)	821,837,832
Cash	13,548,018
Deposit from broker for swap contracts	820,000
Receivable for investments sold	58,370,149
Receivable for Fund shares sold	2,852,011
Interest receivable	3,166,788
Upfront payments paid on swap contracts	30,249
Unrealized appreciation on swap contracts	4,445,796
Other assets	55,916
Total assets	905,126,759
Liabilities
Payable for investments purchased	84,827,613
Payable for Fund shares redeemed	2,209,712
Payable for variation margin on futures contracts	640,005
Payable upon return of deposit for swap contracts	820,000
Options written, at value (premiums received $57,600)	78,424
Unrealized depreciation on swap contracts	21,590,608
Unrealized depreciation on unfunded loan commitment	10,835
Upfront payments received on swap contracts	32,195
Accrued management fee	629,490
Accrued Trustees' fees	2,275
Other accrued expenses and payables	386,917
Total liabilities	111,228,074
Net assets, at value	$793,898,685

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of June 30, 2013 (continued)
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	(830,009)
Swap contracts	(17,144,812)
Futures	(253,904)
Unfunded loan commitment	(10,835)
Written options	(20,824)
Accumulated net realized gain (loss)	(214,277,543)
Paid-in capital	1,026,436,612
Net assets, at value	$793,898,685
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($209,483,655 ÷ 70,060,349 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$2.99
Maximum offering price per share (100 ÷ 94.25 of $2.99)	$3.17
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,050,636 ÷ 383,007 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$2.74
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($64,875,942 ÷ 23,604,433 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$2.75
Class S Net Asset Value, offering and redemption price(a) per share ($218,813,473 ÷ 72,434,771 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.02
Institutional Class Net Asset Value, offering and redemption price(a) per share ($299,674,979 ÷ 98,929,364 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$3.03

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended June 30, 2013
Investment Income
Income: Interest	$14,563,201
Income distributions from affiliated Funds	30,610
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,459
Total income	14,603,270
Expenses: Management fee	8,304,935
Administration fee	894,993
Services to shareholders	1,135,773
Distribution and service fees	1,471,071
Custodian fee	146,942
Professional fees	178,264
Reports to shareholders	31,833
Registration fees	107,317
Trustees' fees and expenses	29,579
Other	33,741
Total expenses before expense reductions	12,334,448
Expense reductions	(478)
Total expenses after expense reductions	12,333,970
Net investment income (loss)	2,269,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,784,137
Swap contracts	(29,494,797)
Futures	4,937,212
(20,773,448)
Change in net unrealized appreciation (depreciation) on: Investments	(4,004,771)
Swap contracts	(27,652,190)
Unfunded loan commitment	(10,835)
Futures	(857,356)
Written options	(20,824)
(32,545,976)
Net gain (loss)	(53,319,424)
Net increase (decrease) in net assets resulting from operations	$(51,050,124)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$2,269,300	$1,777,103
Net realized gain (loss)	(20,773,448)	(213,388,376)
Change in net unrealized appreciation (depreciation)	(32,545,976)	48,957,184
Net increase (decrease) in net assets resulting from operations	(51,050,124)	(162,654,089)
Distributions to shareholders from: Net investment income: Class A	(695,533)	(65,314,514)
Class B	(3,829)	(880,254)
Class C	(158,247)	(17,174,368)
Class S	(638,239)	(50,238,968)
Class M*	—	(3,995,572)
Institutional Class	(809,573)	(47,876,234)
Return of capital: Class A	(5,054,289)	—
Class B	(27,824)	—
Class C	(1,149,949)	—
Class S	(4,637,960)	—
Institutional Class	(5,883,017)	—
Total distributions	(19,058,460)	(185,479,910)
Fund share transactions: Proceeds from shares sold	318,795,229	537,399,356
Reinvestment of distributions	16,487,613	153,041,359
Payments for shares redeemed	(386,820,463)	(738,071,100)
Redemption fees	7,431	34,312
Net increase (decrease) in net assets from Fund share transactions	(51,530,190)	(47,596,073)
Increase (decrease) in net assets	(121,638,774)	(395,730,072)
Net assets at beginning of period	915,537,459	1,311,267,531
Net assets at end of period (including undistributed net investment income of $0 and $378,746, respectively)	$793,898,685	$915,537,459

* On August 26, 2011, Class M shares converted into Class S shares.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended June 30,
Class A	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$3.25	$4.42	$3.44	$3.22		$19.06
Income (loss) from investment operations: Net investment income (loss)a	.01	.00 *	(.01)	(.02)		(.02)
Net realized and unrealized gain (loss)	(.20)	(.52)	.99	.27		(10.54)
Total from investment operations	(.19)	(.52)	.98	.25		(10.56)
Less distributions from: Net investment income	(.01)	(.65)	—	(.03)		—
Net realized gains	—	—	—	—		(5.28)
Return of capital	(.06)	—	—	—		—
Total distributions	(.07)	(.65)	—	(.03)		(5.28)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$2.99	$3.25	$4.42	$3.44		$3.22
Total Return (%)b	(6.14)	(13.24)	28.49	7.33	c	(51.43	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209	302	489	153		123
Ratio of expenses before expense reductions (%)	1.46	1.51	1.50	1.66		1.79
Ratio of expenses after expense reductions (%)	1.46	1.51	1.50	1.58		1.51
Ratio of net investment income (loss) (%)	.16	.09	(.17)	(.60)		(.25)
Portfolio turnover rate (%)	71	98	116	189		113
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class B	2013		2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$2.99		$4.09	$3.21		$3.01		$18.71
Income (loss) from investment operations: Net investment income (loss)a	(.02)		(.03)	(.04)		(.04)		(.05)
Net realized and unrealized gain (loss)	(.19)		(.48)	.92		.24		(10.37)
Total from investment operations	(.21)		(.51)	.88		.20		(10.42)
Less distributions from: Net investment income	(.00	)*	(.59)	—		(.00	)*	—
Net realized gains	—		—	—		—		(5.28)
Return of capital	(.04)		—	—		—		—
Total distributions	(.04)		(.59)	—		(.00	)*	(5.28)
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$2.74		$2.99	$4.09		$3.21		$3.01
Total Return (%)b	(7.09	)c	(13.94)	27.41	c	6.66	c	(51.85	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		3	7		8		9
Ratio of expenses before expense reductions (%)	2.37		2.34	2.39		2.48		2.65
Ratio of expenses after expense reductions (%)	2.35		2.34	2.35		2.33		2.26
Ratio of net investment income (loss) (%)	(.75)		(.74)	(1.09)		(1.35)		(1.00)
Portfolio turnover rate (%)	71		98	116		189		113
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class C	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$2.99	$4.10	$3.21	$3.01		$18.71
Income (loss) from investment operations: Net investment income (loss)a	(.02)	(.02)	(.04)	(.04)		(.05)
Net realized and unrealized gain (loss)	(.17)	(.50)	.93	.24		(10.37)
Total from investment operations	(.19)	(.52)	.89	.20		(10.42)
Less distributions from: Net investment income	(.01)	(.59)	—	(.00	)*	—
Net realized gains	—	—	—	—		(5.28)
Return of capital	(.04)	—	—	—		—
Total distributions	(.05)	(.59)	—	(.00	)*	(5.28)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$2.75	$2.99	$4.10	$3.21		$3.01
Total Return (%)b	(6.68)	(14.13)	27.73	6.66	c	(51.85	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	90	110	34		28
Ratio of expenses before expense reductions (%)	2.26	2.26	2.26	2.44		2.57
Ratio of expenses after expense reductions (%)	2.26	2.26	2.26	2.33		2.26
Ratio of net investment income (loss) (%)	(.64)	(.66)	(.92)	(1.35)		(1.00)
Portfolio turnover rate (%)	71	98	116	189		113
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended June 30,
Class S	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$3.28	$4.47	$3.47		$3.25		$19.09
Income (loss) from investment operations: Net investment income (loss)a	.01	.01	.00	*	(.01)		(.00	)*
Net realized and unrealized gain (loss)	(.20)	(.53)	1.00		.26		(10.56)
Total from investment operations	(.19)	(.52)	1.00		.25		(10.56)
Less distributions from: Net investment income	(.01)	(.67)	—		(.03)		—
Net realized gains	—	—	—		—		(5.28)
Return of capital	(.06)	—	—		—		—
Total distributions	(.07)	(.67)	—		(.03)		(5.28)
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$3.02	$3.28	$4.47		$3.47		$3.25
Total Return (%)	(5.92)	(13.23)	28.82		7.81	b	(51.43	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	231	328		65		40
Ratio of expenses before expense reductions (%)	1.29	1.32	1.26		1.40		1.62
Ratio of expenses after expense reductions (%)	1.29	1.32	1.26		1.38		1.31
Ratio of net investment income (loss) (%)	.35	.28	.10		(.40)		(.05)
Portfolio turnover rate (%)	71	98	116		189		113
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

	Years Ended June 30,
Institutional Class	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$3.29	$4.48	$3.47		$3.25		$19.08
Income (loss) from investment operations: Net investment income (loss)a	.02	.02	.01		(.01)		.01
Net realized and unrealized gain (loss)	(.20)	(.54)	1.00		.27		(10.56)
Total from investment operations	(.18)	(.52)	1.01		.26		(10.55)
Less distributions from: Net investment income	(.02)	(.67)	—		(.04)		—
Net realized gains	—	—	—		—		(5.28)
Return of capital	(.06)	—	—		—		—
Total distributions	(.08)	(.67)	—		(.04)		(5.28)
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$3.03	$3.29	$4.48		$3.47		$3.25
Total Return (%)	(5.78)	(13.02)	29.11		7.87	b	(51.41	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	300	289	320		127		46
Ratio of expenses before expense reductions (%)	1.14	1.16	1.13		1.21		1.33
Ratio of expenses after expense reductions (%)	1.14	1.16	1.13		1.20		1.26
Ratio of net investment income (loss) (%)	.51	.44	.19		(.23)		.00	**
Portfolio turnover rate (%)	71	98	116		189		113
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005. ** Amount is less than .005%.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (the "Fund'') is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Shareholders received Class M shares in connection with the merger of DWS Enhanced Commodity Strategy Fund, Inc. into DWS Enhanced Commodity Strategy Fund. On August 26, 2011, Class M shares were converted into Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2013, the Fund's investment in the Subsidiary was $155,496,184, representing 19.6% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price and loan participations and assignments are valued at the mean of the most recent bid and ask quotations, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required enhanced disclosures in the semiannual shareholder report as of December 31, 2013.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at June 30, 2013.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Fund had net tax basis capital loss carryforwards of approximately $211,372,000, including $194,920,000 of pre-enactment losses, of which $43,038,000 was inherited from its merger with an affiliated fund in fiscal year 2011 and may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2016 ($6,708,000), June 30, 2017 ($102,120,000), June 30, 2018 ($77,997,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first; and which may be subject to certain limitations under Section 382-384 of the Revenue Code, and approximately $16,452,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($13,419,000) and long-term losses ($3,033,000).

In addition, from November 1, 2012 through June 30, 2013, the Fund elects to defer qualified late year losses of approximately $2,883,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending June 30, 2014.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2013 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(211,372,000)
Unrealized appreciation (depreciation) on investments	$(830,018)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended June 30,
	2013	2012
Distributions from ordinary income*	$2,305,421	$185,479,910
Return of capital distributions	$16,753,039	$—

* For tax purposes, short-term capital gain distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended June 30, 2013, the Fund invested in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $200,000,000 to $260,000,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended June 30, 2013, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics without directly investing in that issuer and to hedge the risk of default on fund securities.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Consolidated Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Consolidated Statement of Operations.

There were no open credit default swap contracts as of June 30, 2013. For the year ended June 30, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $3,000,000, and the investment in credit default contracts sold had a total notional value generally indicative of a range from $0 to $5,000,000.

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. For the year ended June 30, 2013, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of June 30, 2013 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2013, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $798,170,000 to $1,630,582,000, and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from approximately $13,948,000 to $286,823,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended June 30, 2013, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended June 30, 2013, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $78,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2013, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities; interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration; and currency futures to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2013 is included in the table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $57,443,000 to $114,671,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $35,355,000 to $100,148,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2013 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$—	$3,397,478	$3,397,478
Commodity Contracts (a) (b)	2,687,274	1,048,318	3,735,592
	$2,687,274	$4,445,796	$7,133,070

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
Liability Derivatives	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(78,424)	$—	$—	$(78,424)
Commodity Contracts (b) (c)	—	(2,941,178)	(21,590,608)	(24,531,786)
	$(78,424)	$(2,941,178)	$(21,590,608)	$(24,610,210)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(c) Unreealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2013 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(196,750)	$(3,104,944)	$(3,301,694)
Commodity Contracts (a)	5,551,045	(26,427,689)	(20,876,644)
Credit Contracts (a)	—	37,836	37,836
Foreign Exchange Contracts (a)	(417,083)	—	(417,083)
	$4,937,212	$(29,494,797)	$(24,557,585)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(20,824)	$4,412,148	$55,203	$4,446,527
Credit Contracts (a)	—	92,839	—	92,839
Commodity Contracts (a)	—	(32,157,177)	(912,559)	(33,069,736)
	$(20,824)	$(27,652,190)	$(857,356)	$(28,530,370)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the year ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $325,549,723 and $351,484,546, respectively. Purchases and sales of U.S. Treasury obligations aggregated $181,918,982 and $240,305,389, respectively.

For the year ended June 30, 2013, transactions for written options on interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	—	$—
Options written	8,000,000	57,600
Outstanding, end of period	8,000,000	$57,600

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Over $1.5 billion of such net assets	.825%

Accordingly, for the year ended June 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.93% of the Fund's average daily net assets.

For the period from July 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.35%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2013, the Administration Fee was $894,993, of which $67,660 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2013
Class A	$63,553	$—	$10,530
Class B	2,345	478	428
Class C	23,289	—	3,813
Class S	51,027	—	9,787
Institutional Class	15,932	—	2,527
	$156,146	$478	$27,085

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended June 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2013
Class B	$14,486	$670
Class C	619,021	41,841
	$633,507	$42,511

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at June 30, 2013	Annual Effective Rate
Class A	$626,614	$106,239	.23%
Class B	4,819	527	.25%
Class C	206,131	29,505	.25%
	$837,564	$136,271

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2013 aggregated $17,313.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended June 30, 2013, the CDSC for the Fund's Class B and C shares was $8,893 and $6,406, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2013, DIDI received $8,436 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2013, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $18,172, of which $8,621 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2013.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended June 30, 2013		Year Ended June 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	19,460,668	$63,464,562	47,472,808	$178,488,661
Class B	12,172	36,792	26,663	93,681
Class C	3,174,871	9,611,101	9,841,069	35,276,676
Class S	45,355,728	149,493,902	51,814,170	194,350,513
Institutional Class	28,931,171	96,188,872	35,299,535	129,189,825
		$318,795,229		$537,399,356
Shares issued to shareholders in reinvestment of distributions
Class A	1,613,519	$5,419,900	15,925,703	$60,208,481
Class B	8,981	28,128	225,710	789,595
Class C	316,216	989,632	3,581,959	12,280,177
Class S	1,056,256	3,572,634	8,110,202	30,544,184
Class M*	—	—	588,382	2,541,811
Institutional Class	1,915,705	6,477,319	12,209,192	46,677,111
		$16,487,613		$153,041,359
Shares redeemed
Class A	(43,952,252)	$(143,087,565)	(80,944,125)	$(303,063,469)
Class B	(563,704)	(1,694,945)	(1,077,939)	(3,650,639)
Class C	(10,083,288)	(30,159,658)	(10,140,707)	(34,134,295)
Class S	(44,497,708)	(145,929,436)	(75,587,337)	(279,022,832)
Class M*	—	—	(632,610)	(2,719,796)
Institutional Class	(19,782,189)	(65,948,859)	(30,953,313)	(115,480,069)
		$(386,820,463)		$(738,071,100)
Shares converted
Class S	—	$—	12,841,842	$52,903,683
Class M*	—	—	(12,835,611)	(52,903,683)
Redemption fees		$7,431		$34,312
Net increase (decrease)
Class A	(22,878,065)	$(74,199,646)	(17,545,614)	$(64,345,646)
Class B	(542,551)	(1,630,025)	(825,566)	(2,767,363)
Class C	(6,592,201)	(19,558,904)	3,282,321	13,427,812
Class S	1,914,276	7,140,149	(2,821,123)	(1,218,111)
Class M*	—	—	(12,879,839)	(53,081,515)
Institutional Class	11,064,687	36,718,236	16,555,414	60,388,750
		$(51,530,190)		$(47,596,073)

* On August 26, 2011, Class M shares converted into Class S shares.

H. Transactions with Affiliates

The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds for the year ended June 30, 2013 is as follows:
Affiliate	Value ($) at 6/30/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 6/30/2013
DWS Variable NAV Money Fund	—	5,001,407	—	—	1,372	5,001,407
Central Cash Management Fund	62,139,493	896,582,987	920,574,187	—	29,238	38,148,293
Total	62,139,493	901,584,394	920,574,187	—	30,610	43,149,700

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Enhanced Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Commodity Strategy Fund (the "Fund") and its subsidiary at June 30, 2013, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2013 to June 30, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$922.40	$914.70	$918.60	$921.40	$922.30
Expenses Paid per $1,000*	$6.53	$11.11	$10.85	$6.05	$5.34
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 1/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/13	$1,018.00	$1,013.19	$1,013.49	$1,018.50	$1,019.24
Expenses Paid per $1,000*	$6.85	$11.68	$11.38	$6.36	$5.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.37%	2.34%	2.28%	1.27%	1.12%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 8.25% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23337G 225	23337G 233	23337G 241	23337G 258	23337G 266
Fund Number	485	685	785	2085	817

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DECSF-2
(R-028287-2 8/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED COMMODITY STRATEGY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$89,889	$0	$0	$0
2012	$85,621	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$51,500	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non- Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non- Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$51,500	$0	$51,500
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 29, 2013